AMERICAN STOCK EXCHANGE
LISTED
STG



STONEPATH GROUP

Global Logistics for a New World

Overview | August 2004



Safe Harbor Statement

This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our 2003 Annual Report on Form 10-K, our Quarterly Report on Form 10-Q for the period ending June 30, 2004, which can be found on our corporate Web site, www.stonepath.com.

Our Mission

- To become a leading provider of global integrated logistics services by combining experienced logistics companies with innovative technologies.





Key Facts



Symbol	STG (AMEX)
Corporate Headquarters	Philadelphia, PA
Amex Listing	Sept. 2000
Stock Price (8/12/04) and 52-Week Range	$1.47 || $1.30 to $4.38
Primary and Diluted Shares Outstanding	42mm || 48mm
Float	40mm
Market Cap	$61mm
Volume (daily 90-day average)	201,000
Bank Debt (6/30/04)	$15mm
Insider Ownership	16% of fully diluted shares
Institutional Ownership	24% of fully diluted shares
Employees	1,100 worldwide

Management

- Dennis Pelino – Chairman & Chief Executive Officer
- Bohn Crain – Chief Financial Officer & Treasurer
- Neil O'Connell – Chief Technology Officer
- Joe DiGiacomo – President, Domestic Operations
- Jason Totah – CEO, International Operations

STONEPATH

Domestic Services Division

Complete USA Network

Time-Definite Transportation & Distribution Services for Retail Industry

Time-Definite Transportation for Automotive Industry

International Services Division

Worldwide Network

International Ocean and Air Freight Forwarding, Customs and Logistics Services

Serve Multi-Market Needs for Global Client Base



Aggressive Expansion & Profitable Results



($millions except per share figures)



Gross Revenue
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
15.6
122.8
220.3
325.0
375.0
2001A
2002A
2003A
2004E
2005E



EBITDA
20.0
15.0
10.0
5.0
0.0
(5.0)
(2.8)
4.6
8.6
10.0
15.0
2001A
2002A
2003A
2004E
2005E



Diluted EPS
0.20
0.15
0.10
0.05
-
(0.05)
(0.10)
(0.15)
(0.20)
(0.16)
0.08
0.14
0.09
0.10
2001A
2002A
2003A
2004E
2005E



EBITDA/ diluted share
0.30
0.20
0.10
-
(0.10)
(0.20)
(0.14)
0.16
0.22
0.20
0.27
2001A
2002A
2003A
2004E
2005E

Note: EBITDA and Diluted EPS information presented here excludes amounts attributed to Deferred Tax benefits, Discontinued Operations and Preferred Dividend. Estimates for 2004 and 2005 represent midpoints of range provided as guidance.

Logistics Market

	Domestic	Global	%
Non-Outsourced Logistics	$659 B	2,760 B	92%
3PL Providers	$61 B	240 B	8%
Total 2001 Estimates	$720 B	$3,000 B	100%

Source: Armstrong & Associates, SalomonSmithBarney and USbancorp Piper Jaffray

Market Characteristics

- **Highly Fragmented**

  Over 1,000 regional logistics companies between $5-$50 million in revenues, in the U.S. alone

- **Growth Drivers:**
  - Globalization
  - Technology
  - Outsourcing
  - Supply Chain Efficiency

- **3 to 5-year projected CAGR is 15 - 20%**

Stonepath Logistics Network – U.S.

Philadelphia, Corporate HQ
- New York, NY
- Los Angeles
- El Paso
- Norfolk
- St. Louis

Minneapolis, Domestic HQ
- Indianapolis
- Detroit
- Columbus
- Chicago
- Denver
- Miami
- Orlando
- Atlanta
- Washington, D.C.

Seattle, International HQ
- Boston
- Portland, ME
- Milwaukee
- San Francisco
- Phoenix
- Salt Lake City
- Dallas/Fort Worth
- San Juan, PR





Expanding Globally



Europe



- AUSTRIA
- BELGIUM
- CYPRUS
- CZECH REPUBLIC
- DENMARK
- FINLAND
- FRANCE
- GERMANY
- GREECE
- HUNGARY
- IRELAND
- ITALY
- MALTA
- NETHERLANDS
- NORWAY
- POLAND
- PORTUGAL
- ROMANIA
- RUSSIA
- SPAIN
- SWEDEN
- SWITZERLAND
- UKRAINE
- UNITED KINGDOM


CHINA
JAPAN
PAKISTAN
NEPAL
INDIA
BURMA (MYANMAR)
HONG KONG
TAIWAN
THAILAND
CAMBODIA
SRI LANKA
PHILIPPINES
INDONESIA

Latin America



- BRAZIL
- ARGENTINA
- VENEZUELA
- PANAMA
- BELIZE
- PERU
- COLUMBIA
- BOLIVIA
- PARAGUAY
- URUGUAY
- CHILI
- GUYANA
- HONDORAS
- COSTA RICA

Asia

- CHINA
- JAPAN
- HONG KONG
- TAIWAN
- PAKISTAN
- INDIA
- NEPAL
- BURMA
- THAILAND
- CAMBODIA
- MALASIA
- SINGAPORE
- INDONESIA
- SRI LANKA
- SOUTH KOREA

STONEPATH OFFICES

Deep Client Relationships...

ST. JOHN

WILSONS LEATHER

Christopher & Banks

AT&T Wireless

UNITED STATES DEPARTMENT OF DEFENSE

TARGET

BEST BUY

THE HOME DEPOT

Kmart

TRW Automotive

LUTRON

TOSHIBA

DAIMLERCHRYSLER

GM

Ford

Ford Motor Company
100 Years of Automotive Achievement

GENERAL DYNAMICS
Strength on Your Side™



Stonepath's Acquisition Trail



Shaanxi Sunshine Express	$68MM	First Quarter 2004
East Ocean, Planet, G-Link Malaysia, Group Logistics	$15MM	December 2003
G-Link Singapore and Cambodia	$15MM	August 2003
Customs Services Int'l.	$15MM	July 2003
Regroup Express	$18MM	June 2003
United American Freight Services, Inc.	$25MM	May 2002
GLOBAL Transportation Services, Inc. A Stonepath Logistics Company	$74MM	April 2002
AIR PLUS LIMITED A Stonepath Logistics Company	$88MM	October 2001
2003 Pro Forma Revenues	**$318MM**	

Acquisition History

		Air Plus	Global	UAFS
Cash on Close	A	$17.50	$5.00	$5.10
Base Earn-Out		$17.00	$5.00	$5.00
Base Purchase Price	B	$34.50	$10.00	$10.10
Additional Earn-out		-	$2.00 (1)	$6.00 (2)
Total Purchase Price		$34.50	$12.00	$16.10
Annual Earnings Target	C	$6.00	$2.00	$2.20
		Valuation Multiple - Earn-Out Targets		
Based on Cash at Close	A/C	2.9x	2.5x	2.3x
Including Base Earn-Out	B/C	5.8x	5.0x	4.6x

(1) 40% of earnings in excess of $10M over the 5 year earn-out period up to a maximum of $2M.

(2) 50% of earnings in excess of $2.2M annual earnings target for each of the 4 years of the earn-out period, subject to a maximum of $6M.

*In millions except for multiples

Acquisition Considerations

- **Candidate Attributes**
  - Profitable
  - Strong customer relations
  - Integratable
  - Management must stay
  - Accept earn-out methodology
- **Transaction Mechanics**

Purchase Price:	$0.5mm to $50mm
Valuations:	3x-6x Pre-Tax Earnings
Cash Up-Front	30%-50% of Total Consideration
Contingent Purchase Price	50%-70% of Total Consideration

AIR PLUS LIMITED
A STONEPATH LOGISTICS COMPANY

UNITED AMERICAN FREIGHT SERVICES, INC.
A STONEPATH LOGISTICS COMPANY

GLOBAL℠
TRANSPORTATION SERVICES
A STONEPATH LOGISTICS COMPANY

STONEPATH LOGISTICS

Integration & Organic Growth

- Strategic Executive Committee driving integration and productivity improvement
- Maximizing best practices between companies
- Fostering organic growth
- Investing in businesses through specific performance initiatives:
  - Technology
  - Shared services
  - Expanded sales force
  - Opening additional logistics centers to meet client needs

3PL Competitive Landscape

($millions except per share figures)

	Financial Data (LTM)				Market Data		Valuation		
Company	Gross Revenue	EBITDA	Net Income	Diluted EPS	Mkt Cap	Recent Price (a)	2003A PE	2004E PE	2005E PE
CH Robinson Worldwide	$3,799.0	$204.7	$119.7	$ 1.40	$3,638.2	$ 42.03	30.7x	28.8x	24.9x
Expeditors Int'l of Washington	$2,918.5	$241.9	$139.6	$ 1.26	$5,174.3	$ 46.76	39.6x	32.7x	27.7x
EGL, Inc	$2,388.3	$ 86.5	$ 33.5	$ 0.71	$1,179.4	$ 23.15	39.9x	23.2x	18.2x
UTi Worldwide (b)	$1,206.3	$ 82.5	$ 49.6	$ 1.56	$1,584.1	$ 51.10	32.8x	28.4x	23.5x
Forward Air Corp									
Median	$2,653.4	$145.6	$ 84.6		$2,611.2		36.2x	28.6x	24.2x
Average	$2,578.0	$153.9	$ 85.6		$2,894.0		35.7x	28.3x	23.6x
Stonepath Group	$ 268.2	$ 10.1	$ 6.9	$ 0.17	$ 59.5	$ 1.47	10.5x	16.3x	14.7x
Premium/(Discount) to Median							-71%	-43%	-39%

(a) Closing prices on August 12, 2004.
(b) Based on LTM April 2004 financial statements. Others based on LTM June 2004 financial statements.

Source: Hoover's and Stonepath Management



Stonepath Milestone Review



2001

- Acquired Air Plus Limited, Domestic Platform

2002

- Acquired Global Transportation Services, International Platform
- Acquired United American, adding automotive niche
- $15M credit facility in place
- Opened logistics center in Hong Kong

2003

- $6M private placement completed
- Opened logistics centers in Indianapolis and Norfolk
- Acquired operations in Northern Virginia, Miami, Singapore and Cambodia
- Increased credit facility to $20M
- $13M private placement completed
- Acquired operations in Malaysia, Singapore and Hong Kong

2004

- $50M equity shelf registration filed
- Acquired Azteca Logistics and Cargo Connection -- Latin American
- Acquired 55% interest in Shaanxi Sunshine Express (Shanghai, China)
- Announced Major, Multi-Year 3PL Contract with The Home Depot
- Increased credit facility to $25M

STONEPATH GROUP





Summary

- **Building blocks and platform are in place**
- **Focused on integration, margin expansion and productivity gains**
- **Significant revenue and earnings growth**
- **2003 Results**
  - EBITDA $8.6 million ($0.22 per diluted share)
  - Net Earnings reported $7.1 million ($0.24 per basic and $0.18 per diluted share)
  - Net Earnings adjusted $5.4 million($0.18 per basic and $0.14 per diluted share)**
- **2004 Guidance**
  - Revenue target: $325.0 million
  - EBITDA in the range of $9.0 - $11.0 million ($0.18 -$0.22 per diluted share)
  - Net Earnings $3.5 -$5.5 million ($0.08 - $0.12 per basic and $0.07- $0.11 per diluted share)
- **2005 Guidance**
  - Revenue target: $375.0 million
  - EBITDA in the range of $14.0 - $16.0 million ($0.25 -$0.29 per diluted share)
  - Net Earnings $4.5 -$6.5 million ($0.09 - $0.13 per basic and $0.08- $0.12 per diluted share)
- **Goal is to generate $500 million in run-rate revenues by the end of 2006**

** Excludes $1.7 million in non-recurring non-cash tax benefits related to NOLs/Deferred tax assets.